UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 11, 2008

EMPLOYERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)
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NEVADA (State or Other Jurisdiction of Incorporation)	001-33245 (Commission File Number)	04-3850065 (I.R.S. Employer Identification No.)
9790 Gateway Drive Reno, Nevada 89521 (Address of Principal Executive Offices)		89521 (Zip Code)
Registrant's telephone number including area code: (888) 682-6671
No change since last report (Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure

In connection with a presentation by senior management of Employers Holdings, Inc. (the “Company”) at the 12th Annual Insurance Industry Conference, hosted by the New York Society of Security Analysts, the Company is disclosing certain information (the “Disclosed Information”).

Statements made in the Disclosed Information which are not historical are forward-looking statements that reflect management’s current views with respect to future events and performance and may include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical fact.  Such statements are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  See “Forward-looking Statements” in the Disclosed Information.

A copy of the Disclosed Information is attached to this report as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

99.1           Presentation Materials

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC

By:	/s/ Lenard T. Ormsby
Name:	Lenard T. Ormsby
Title:	Executive Vice President and, Chief
Legal Officer and General Counsel

Dated:  February 11, 2008

Exhibit Index

Exhibit No.	Exhibit
99.1	Presentation Materials